November 2017 Exhibit 99.2

Company: II-VI Incorporated Presenting:Dr. Vincent D. (Chuck) Mattera, Jr President and CEO Mary Jane Raymond Chief Financial Officer INTRODUCTIONS

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Reported Segments FY17 Revenue Q1FY18 Revenue Q4FY17 Op Margin - Non GAAP Q1FY18/ Q1FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $339M $93M 6% 18% 70% (7%) 12% 4% 7% 7% Photonics $419M $111M 18% 15% 11% 80% 0% 4% 5% Performance Products $214M $58M 12% 24% 10% (1%) 15% 39% 18% 18% II-VI Consolidated $972M $262M 12.0% 18% 32% (3%) 42% 10% 8% 8% Core competency: Engineered Materials Organic investments for market transformation Strategic acquisitions for differentiation Growing scope & scale, on track to $1B FY18 sales Growing end markets: Fiber Optic and Wireless Communication Industrial Materials Processing and EUV Lithography 3D Sensing and Internet of Things Electronic devices fabricated on SiC substrates Founded in 1971, now in 14 Countries with 10,000 employees II-VI Incorporated, Saxonburg, PA, USA with an Industry-experienced and leading Team Our materials expertise drive differentiation in key end markets

      Fiber Optics and Wireless Communications Enabling growing demand for intelligent networks Optical Components for Communications Market CAGR (’16-’20): 11% - Source: Ovum Key drivers: China Broadband Metro in several regions worldwide Data center growth including subsea CATV Sources of Competitive Advantage: On the ground presence in China Effective inventory management Diverse customer base with no customer concentration Ability to evolve as well as miniaturize products for evolving applications Strong content in growing applications such as ROADM and high bit rate transceivers Photonics growth >20% since 2014 Long Haul Submarine DCI DCI Metro Datacenter Interconnect CATV FTTx Wireless Base Stations 400G 200G 100G High Bit Rate Transmission ROADM Switching Amplification Monitoring Datacom

High Power Lasers and Optics Leader in industrial material processing Laser Processing Heads & Beam Delivery Components Market CAGR (‘14-’19): 22% Source: Strategies Unlimited Experts in development of new materials for diodes and optics for lower cost of ownership Industrial laser components 25-35% of worldwide revenue (incl CO2 (15-20%), one micron (15-20%)) Active secondary market for CO2 lasers. Positive for CO2 business, 90% of which is aftermarket sales

EUV Source System Beam Transport System CO2 System Structural Ceramic Subsystems Seed Laser Power Amplifiers Focusing Optics EUV Lithography System 1500 nm 800 nm 90 nm 65 nm 45 nm 22 nm 20nm 14 nm 10 nm 7 nm 5 nm Evolution of Semiconductor Technology 1982 1993 2003 2009 2010 2012 2014 Future Source: Intel IOT iphone3 iphone6 ipad EUV Lithography Systems Market CAGR (‘16-’22): 9% Source: Allied Market Research Enabling EUV Lithography Roadmap EUV Lithography expected for 7 nm node production circa 2018 or 2019 Multiple II-VI products used in each EUV system, ~1-2% of total value Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC

Optical Communications Internet of Things Semiconductor Laser Technology Enabling Opto-electronic Devices for advanced functionality e.g. 3D sensing II-VI supplying 3D sensing VCSEL and related technologies to consumer electronics, automotive, etc II-VI’s vertically integrated capacity for VCSELs and other 3D solutions one of the largest in the world TAM for all VCSELS expected to grow from $0.8B in 2015 to at least $2B by 2020 Expect other end market uses to evolve – industrial, security, building systems

II-VI is a world leading supplier of SiC substrates Large diameter (150mm) wafers enable economies of scale SiC for High Power Electronics Market CAGR (‘17-’21): 23% Source: Yole Other High Power Applications Photovoltaic Grid Switching Electric Trains SiC for High Frequency GaN Electronics Market CAGR (‘17-’22): 15% Source: Yole Other High Frequency (RF) Applications 5G Networks Silicon Carbide (SiC) in Electric Vehicles and Wireless Networks 5G WIRELESS HV Battery Bi-Directional Converter DC-DC Converter Accessory Loads Inverter Battery Charger Electric Motor 4G WIRELESS Remote Radio Head Active Antennas High efficiency voltage and power conversion Efficient, high power RF amplification SiC MOSFETs for EV/HEV GaN HEMT’s for Cellular Base Stations Silicon Carbide Substrates/Devices

Products on an Optical Line Card Laser Chip-on-Carrier Assembly Thermoelectric Cooler Optics Vertically integrated manufacturing - Key to Scale, Quality, Functionality and Profitability 980 nm pump laser Optical channel monitor OTDR Passive Components Optical Amplifier

II-VI
MATERIALS THAT MATTER™

2017 Acquisitions

Integrated Photonics, Inc.

- World leader in Faraday rotator crystals
- Spun from AT&T Bell Labs Murray Hill in 2000
- Size: ~100 people located in Hillsborough, NJ
- Applications: Tunable & DFB lasers, amplifiers, fiber lasers
- Pro Forma Expectations:
  - Revenue: < 5% incremental annually with GM higher than Corporate average and CAGR expected > 20%
  - Expected to be accretive in its first full quarter


Optical Isolator
Magnet
Input
P/B
Garnet
P/B
Output
Reflection
Magnet

Garnet (IPI) + magnet = Faraday rotator
P/B: Polarizer or Birefringent material

Acquisition of Kaiam Laser Limited

- 300,000 sq.ft facility with a 100,000 sq.ft clean room
- Located in near Newcastle U.K.
- 6” wafer fab for GaAs, SiC and InP devices capabilities
- Multi-purpose fab to further penetrate of markets driven by:
  - 3D sensing, 5G wireless, electric cars, daata center communications
- Pro Forma Expectations:
  - Purchase price $80 million in cash
  - $0.03 to 0.05 dilutive to EPS quarterly



11

www.ii-vi.com Financial Trends Financials Expectations Gross Margin 40.0% 38.5%-41% EBITDA 19.5% 18.5%-22% Operating Margin 11.9% 11%-14% FY17 FY18 Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY17 FY15 FY16 Shareholder’s Equity $271M $174M $218M $118M $129M $123M $342M $176M $235M $900M $729M $782M Cash and Liquidity 3M FY18 $241M $12M $405M $944M Page 15 details typical industry EPS adjustments

Industry-Experienced Team with Deep Innovation Skills Leading Market Positions in Diverse End Markets 1 Vertically-Integrated and Scalable Manufacturing Successful Return on Investment Within 12-24 months 3 4 Significant Competitive Strengths and Differentiation for Emerging Markets 5 2 www.ii-vi.com Key Investment Considerations

Reconciliation Tables   Three Months Ended     Year Ended Sept 30, June 30, Sept 30, June 30, June 30, 2017 2017 2016 2017 2016 Adjusted operating income $ 31.8 $ 35.7 $ 23.7 $ 115.5 $ 91.8 Acquired business's one-time expenses (2.0) - - - - Operating income $ 29.8 $ 35.7 $ 23.7 $ 115.5 $ 91.8 Interest expense 3.6 2.3 1.2 6.8 3.1 Other expense (income), net (0.7) (0.4) (1.4) (10.1) (1.3) Income taxes 5.8 1.2 7.6 23.5 24.5 Net Earnings $ 21.1 $ 32.6 $ 16.3 $ 95.3 $ 65.5   Three Months Ended     Year Ended Sept 30, June 30, Sept 30, June 30, June 30. 2017 2017 2016 2017 2016 Adjusted EBITDA $ 50.4 $ 55.0 $ 40.0 $ 189.2 $ 149.8 Adjusted EBITDA margin 19.3% 20.1% 18.1% 19.5% 18.1% Acquired business's one-time expenses (2.0) - - - - Acquired depreciation and amortization 1.0 - - - - EBITDA $ 49.4 $ 55.0 $ 40.0 $ 189.2 $ 149.8 EBITDA margin 18.9% 20.1% 18.1% 19.5% 18.1% Interest expense 3.6 2.3 1.2 6.8 3.1 Depreciation and amortization 18.9 18.9 14.9 63.6 56.7 Income taxes 5.8 1.2 7.6 23.5 24.5 Net Earnings $ 21.1 $ 32.6 $ 16.3 $ 95.3 $ 65.5

II-VI Reports GAAP EPS To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies